Supplement to the
Fidelity Advisor Focus Funds®
Class A, Class M, Class C, Class I, and Class Z
September 29, 2025
Prospectus

Adam Benjamin no longer serves as Portfolio Manager of Fidelity Advisor® Semiconductors Fund.
The following information replaces similar information for Fidelity Advisor® Semiconductors Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Sonu Kalra (Portfolio Manager) has managed the fund since 2026.
The following information replaces the biographical information for Fidelity Advisor® Semiconductors Fund found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Sonu Kalra is Portfolio Manager of Fidelity Advisor® Semiconductors Fund, which he has managed since 2026. He also manages other funds. Since joining Fidelity Investments in 1998, Mr. Kalra has worked as a research analyst and portfolio manager.
AFOC-PSTK-0726-231 1.480125.231	July 15, 2026